------------------------------------------------------------------------------


                     SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549-1004
                          ----------------------


                                FORM 8-K

                          ----------------------


                             CURRENT REPORT
                  Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): June 17, 2002
                             --------------


                           Global Crossing Ltd.
            (Exact Name of Registrant as Specified in Charter)

                             --------------


        Bermuda                        001-16201                 98-0189783
(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
     Incorporation)                                          Identification No.)


          Wessex House, 45 Reid Street, Hamilton Bermuda            HM12
             (Address of Principal Executive Offices)            (Zip Code)



         Registrant's telephone number, including area code (441) 296-8600
                               --------------


------------------------------------------------------------------------------

Item 5.  Other Events.

         On June 17, 2002, Global Crossing Ltd. announced that, in accordance with the bidding procedures order originally approved by the United States Bankruptcy Court for the Southern District of New York, it has set the deadline for receipt of bids from potential investors at 3:00 P.M. (Eastern Daylight Time) on July 11, 2002. The date and time for the auction to determine the winning bidder will take place at 10:00 A.M. (Eastern Daylight
Time) on July 24, 2002. The auction will take place at the offices of Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, New York 10153.

         A copy of the press release, dated June 17, 2002, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

        (a)      Financial Statements.

                 Not applicable.

        (b)      Pro Forma Financial Information.

                 Not applicable.

        (c)      Exhibits.

                 99.1     Press Release, dated June 17, 2002

                                 SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GLOBAL CROSSING LTD.



                                          By: /s/ Dan. J. Cohrs
                                             -------------------------------
                                             Name: Dan J. Cohrs
                                            Title: Executive Vice President
                                                   and Chief Financial Officer

Dated:  June 21, 2002

                                EXHIBIT INDEX


   Exhibit No.                                  Description
   -----------                                  -----------

       99.1                         Press Release, dated June 17, 2002